UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2007

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-10551 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

Registrants’ telephone number, including area code: (212) 415-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        See “Item 8.01 Other Events” below.

Item 8.01 Other Events.

        On May 22, 2007, Omnicom Group Inc. (the “Company”) issued a press release announcing the declaration of a two-for-one stock split, to be effected in the form of a 100% stock dividend, authorized by its Board of Directors on May 22, 2007 (the “Stock Split”). The Stock Split will entitle all stockholders of record at the close of business on June 6, 2007 (the “Record Date”), to receive one additional share of the Company’s common stock, par value $.15 per share (the “Common Stock”), for each share of Common Stock held on that date. The additional shares of Common Stock will be distributed on June 25, 2007 to stockholders of record on the Record Date. A copy of the press release is attached as Exhibit 99.1.

        In connection with the Stock Split, the Company is providing the following financial information in order to highlight the impact of the Stock Split with respect to certain of its historical financial data. The financial information below shows the effect of the Stock Split on the Company’s historical basic and diluted earnings per share for the years ended December 31, 2006, 2005 and 2004, each quarter of 2006 and for the first quarter of 2007. The information below has been prepared in accordance with SFAS No. 128, “Earnings per Share.”

	Year Ended December 31,
	2006	2005	2004
	(dollars and shares outstanding in millions, except for per share amounts)
Net Income:	$864.0	$790.7	$723.5

Reported:
Basic Earnings per Share	$5.04	$4.38	$3.90
Weighted Average Shares	171.4	180.4	185.7

Adjusted for stock-dividend:
Basic Earnings per Share	$2.52	$2.19	$1.95
Weighted Average Shares	342.9	360.7	371.4

Reported:
Diluted Earnings per Share	$4.99	$4.36	$3.88
Weighted Average Shares	173.1	181.8	186.6

Adjusted for stock-dividend:
Diluted Earnings per Share	$2.50	$2.18	$1.94
Weighted Average Shares	346.1	363.6	373.2

	Three Months Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
	(dollars and shares outstanding in millions, except for per share amounts)
Net Income:	$165.7	$244.1	$177.1	$277.2	$183.0

Reported:
Basic Earnings per Share	$0.94	$1.43	$1.05	$1.64	$1.11
Weighted Average Shares	176.7	170.2	169.4	169.1	165.6

Adjusted for stock-dividend:
Basic Earnings per Share	$0.47	$0.72	$0.52	$0.82	$0.55
Weighted Average Shares	354.1	340.5	338.8	338.1	331.1

Reported:
Diluted Earnings per Share	$0.93	$1.42	$1.04	$1.62	$1.09
Weighted Average Shares	177.8	172.0	170.9	171.3	167.8

Adjusted for stock-dividend:
Diluted Earnings per Share	$0.47	$0.71	$0.52	$0.81	$0.55
Weighted Average Shares	355.7	344.1	341.9	342.7	335.5

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 22, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ PHILIP J. ANGELASTRO
Name: Philip J. Angelastro
Title: Senior Vice President Finance and Controller

Date: May 23, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 22, 2007.